UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2019

UNITED COMMUNITY FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

OHIO	000-024399	34-1856319
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

275 West Federal Street, Youngstown, Ohio 44503-1203

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (330) 742-0500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	UCFC	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 — Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 10, 2019, United Community Financial Corp., an Ohio corporation (“UCFC”), held a special meeting of its shareholders (the “UCFC special meeting”) in Youngstown, Ohio. Of the 48,112,240 shares of common stock, no par value per share, of UCFC (the “UCFC common stock”) issued and outstanding at the close of business as of October 25, 2019, the record date for the UCFC special meeting, shareholders holding a majority of the total number of outstanding shares of UCFC common stock entitled to vote were present or represented by proxy at the UCFC special meeting, constituting a quorum for all matters to be presented at the UCFC special meeting.

Proposal 1 and Proposal 2 listed below were submitted to a vote of shareholders at the UCFC special meeting. The proposals listed below are described in detail in the joint proxy statement/prospectus filed by UCFC with the Securities and Exchange Commission on October 30, 2019. The final results of the shareholder votes at the UCFC special meeting are set forth below.

Proposal 1 – Merger Proposal

The proposal was to adopt the Agreement and Plan of Merger, dated as September 9, 2019, as may be amended from time to time (the “merger agreement”), by and between UCFC and First Defiance Financial Corp., an Ohio corporation (“FDEF”, and such proposal, the “merger proposal”). The merger proposal was approved.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
34,512,043	413,752	205,848	N/A

Proposal 2 – Compensation Proposal

The proposal was to approve, on a non-binding, advisory basis, the compensation to be paid to UCFC’s named executive officers that is based on or otherwise relates to the merger of UCFC with and into FDEF (the “compensation proposal”). The compensation proposal was approved.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
26,256,896	8,477,195	397,552	N/A

Proposal 3 – Adjournment Proposal

In connection with the UCFC special meeting, the Board of Directors of UCFC also solicited proxies with respect to a proposal to adjourn the UCFC special meeting, if necessary or appropriate, to permit further solicitation of proxies in favor of the merger proposal. The adjournment proposal was not submitted to UCFC shareholders for approval at the UCFC special meeting because UCFC shareholders approved the merger proposal, as noted above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

UNITED COMMUNITY FINANCIAL CORP.

By:	/s/ Jude J. Nohra
Name:	Jude J. Nohra
Title:	General Counsel & Secretary

Date: December 10, 2019